UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Act of 1934

Date of Report (Date of earliest event reported): August 5, 2021

MAGENTA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38541	81-0724163
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Technology Square Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 242-0170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	MGTA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On August 5, 2021, Magenta Therapeutics, Inc. (the “Company”) announced its financial results for the quarter ended June 30, 2021. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 3, 2021, Michael W. Bonney notified the Company of his intent to resign from the Company’s Board of Directors (the “Board”) and its committees effective August 3, 2021, to focus on his newly expanded role as Executive Chair of Alnylam Pharmaceuticals, Inc. Mr. Bonney’s decision to resign from the Board was not the result of any dispute or disagreement with the Company or the Board on any matter relating to the Company’s operations, policies, or practices.

In connection with Mr. Bonney’s resignation, effective August 4, 2021, the size of the Board was reduced from ten members to nine members, Alison F. Lawton, currently a member of the Board, was appointed Chair of the Board, and Jeffrey W. Albers, also a current member of the Board, was appointed to the Board’s audit committee.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

The following exhibit relating to Item 2.02 shall be deemed furnished, and not filed:

99.1	Press Release dated August 5, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGENTA THERAPEUTICS, INC.

Date:	August 5, 2021
By:	/s/ Stephen Mahoney
Title:	Chief Financial and Operating Officer

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